UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 4, 2008

                             UNIVERSAL TRAVEL GROUP
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

        000-51516                                         90-0296536
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 (Commission File Number)                      (IRS Employer Identification No.)

                   Shennan Road, Hualian Center room 301 - 309
                              Shenzhen, P. R. China
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               (Address of Principal Executive Offices) (Zip Code)

                                 (646) 200-6314
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

      On February 4, 2008, Universal Travel Group received a commitment for $3.5 million in financing from three Chinese financial institutions in exchange for 1,301,481 shares of Universal Travel common stock, a price of $2.70 per share. The proceeds will be used exclusively to reduce debt from past acquisitions. The funds are to be paid in three installments: $600,000 was paid upon execution of the Agreement, $1,400,000 is to be paid no later than February 28, 2008 and the balance of $1,514,000 is to be paid no later than ten days after the filing of the Company's Annual report. A form of the Agreement between the Company and the investors is attached hereto as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

      On February 7, 2008, Universal Travel Group issued a press release announcing that it has received a commitment for $3.5 million in financing as described in Item 1.01, supra. The company also announced that it is in the process of unwinding the previously announced acquisition of 90% of the outstanding capital stock of Tianjin Golden Dragon, and accordingly marginally adjusting downward its previously issued fiscal 2007 financial guidance. A copy of such press release is attached to this report as Exhibit 99.2.

The information in this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Items 7.01 and 9.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Safe Harbor Statement

      Statements contained in the exhibit to this report that state the Company's or its management's expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

Item 9.01       Financial Statements and Exhibits.

(d)             Exhibits.

Exhibits

      99.01 Subscription Agreement
      99.02 Press Release: Universal Travel Group Announces $3.5 Million Financing; Terminates Acquisition of Tianjin Golden Dragon and Revises 2007 Guidance

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 10, 2007              UNIVERSAL TRAVEL GROUP

                                     /s/ Jiangping Jiang
                                     -------------------------------------------
                                     Name:  Jiangping Jiang
                                     Title: Chairman and Chief Executive Officer